Exhibit 24.1


                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 6, 2001                             /s/ Dean R. O'Hare
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 Dean R. O'Hare
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


December 5, 2001                             /s/ Weston M. Hicks
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 Weston M. Hicks
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 1, 2001                             /s/ Henry B. Schram
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 Henry B. Schram
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 6, 2001                             /s/ Zoe Baird
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 Zoe Baird
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 1, 2001                             /s/ John C. Beck
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 John C. Beck
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 20, 2001                             /s/ Sheila P. Burke
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 Sheila P. Burke
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 5, 2001                             /s/ James I. Cash, Jr.
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 James I. Cash, Jr.
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 12, 2001                             /s/ Perry Chubb, III
----------------------                      -----------------------------
(Date)                                               (Signature)

                                                 Perry Chubb, III
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 8, 2001                             /s/ Joel J. Cohen
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 Joel J. Cohen
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 5, 2001                             /s/ James M. Cornelius
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 James M. Cornelius
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 8, 2001                             /s/ David H. Hoag
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 David H. Hoag
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 1, 2001                             /s/ Warren B. Rudman
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 Warren B. Rudman
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 3, 2001                             /s/ David G. Scholey
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 David G. Scholey
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 5, 2001                             /s/ Raymond G.H. Seitz
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 Raymond G.H. Seitz
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 6, 2001                             /s/ Lawrence M. Small
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 Lawrence M. Small
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 8, 2001                             /s/ Karen Hastie Williams
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 Karen Hastie Williams
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


February 5, 2001                             /s/ James M. Zimmerman
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 James M. Zimmerman
                                            -----------------------------
                                             (Please Print or Type Name)

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Henry G. Gulick, Dean R. O'Hare and Philip J. Sempier, each of them with full power to act without the others, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to sign a Registration Statement on Form S-3, under the Securities Act of 1933, as amended, and all amendments and post-effective amendments to such Registration Statement and to file the same, or cause the same to be filed, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission. I further grant unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the exercise of the powers herein granted, as fully as I could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any of their substitutes, may lawfully do or cause to be done by the powers herein granted.


December 6, 2001                             /s/ Alfred W. Zollar
----------------------                      -----------------------------
(Date)                                               (Signature)


                                                 Alfred W. Zollar
                                            -----------------------------
                                             (Please Print or Type Name)